Exhibit 10.2

No: [*****]

Working Capital Loan Contract

Working Capital Loan Contract

Borrower: GLOBAL Technology Inc.

Principal Business Address: No. 88, Qiushi Rd., Wangchun Industrial Park, Ningbo, China

Contact Person: Hongmei Lee          Tel.: 88133816

Lender: Shanghai Pudong Development Bank Co., Ltd. Ningbo Branch

Principal Business Address:No.399, Mingshan Rd., Beilun

Contact Person: Yihong Xu          Tel.:86886053

WHEREAS,

The Borrower applies to the Lender for a working capital loan to meet its working capital need; and the Lender agrees to grant the loan to the Borrower under the terms and conditions contained herein after examination. NOW, THEREFORE, the parties, in accordance with relevant laws, regulations, and rules of the People’s Republic of China, enter into this Agreement through amicable negotiation for the purpose of specifying their respective rights and obligations, and agree to jointly abide by it.

Meanwhile, the Borrower and the Lender acknowledge the following paramount clause (please insert a check mark (✓) in the box before the selected item and a cross mark (✗) in the box before the unselected items):

× This Agreement is executed as a subsidiary financing document of the Financing Credit Line Agreement (No. ×) (hereinafter referred to as the Financing Credit Line Agreement). Upon execution of this Contract, all terms and conditions contained herein shall be incorporated and made a part of the Financing Credit Line Agreement (if the Borrower has signed a Financing Credit Line Agreement, this item shall be selected, with the Financing Credit Line Agreement Number being indicated);

√ This Contract constitutes an independent loan document between the Borrower and the Lender (if the Borrower and the Lender have not entered into a Financing Credit Line Agreement, this item shall be selected);

× The purpose of the loan under this Agreement is to repay an old loan, and the security providers have understood the same. Name of the original agreement:

Signing Date: 　　　　　　　 No.: 　　　　　　　 (If the purpose of the loan is to repay an old loan, this item must be selected)

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Part I Commercial Terms

1.	Type of the loan: √ Short-term working capital loan × Medium- and long-term working capital loan

2.	The amount of the loan under this Contract is USD (currency) 2,000,000 only.

3.	The loan hereunder shall be used for: 1.2 Million USD to repay the China Construction Bank’s loan and 0.8 Million USD for company’s working capital loan .

4.	The loan term hereunder is (please insert a check mark (✓) in the box before the selected item and a cross mark (✗) in the box before the unselected item):

√ From 05/08/2019 (MM/DD/YYYY) to 11/07/2019 (MM/DD/YYYY).

×          year(s) or (          month(s)) from the first withdrawal date.

The actual withdrawal date and repayment date shall be subject to the date indicated on the loan note (borrowing voucher) between the Lender and the Borrower. The last repayment date shall not be later than the loan term as agreed herein. The loan note (borrowing voucher) serves as an integral part of this Contract.

5.	The interest rate of the loan hereunder is (please insert a check mark (✓) in the box before the selected item and a cross mark (✗) in the box before the unselected items):

× (1) RMB loan interest rate (please insert a check mark (✓) in the box before the selected item and a cross mark (✗) in the box before the unselected items):

× 1) Upon each disbursement of the loan hereunder, the interest rate shall be    /    % (× higher × lower) than the annual benchmark interest rate for loans over the same period as that set forth herein issued by the People’s Bank of China (“PBOC”) on the disbursement date.

If the PBOC adjusts the benchmark interest rate within the loan term after each disbursement of the loan hereunder, the loan interest rate shall be adjusted in the following way (please insert a check mark (✓) in the box before the selected item and a cross mark (✗) in the box before the unselected items):

× Adjustment on the basis of the interest settlement date—the adjusted interest rate shall apply from the day after the interest settlement date;

× Adjustment on an annualized basis—the adjusted interest rate shall apply from January 1 of each year following the adjustment date of PBOC benchmark interest rate;

× Adjustment on a quarterly basis—the adjusted interest rate shall apply from the × day of the last month of the quarter following the adjustment date of PBOC benchmark interest rate;

× Adjustment on a monthly basis—the adjusted interest rate shall apply from the × day of the month following the adjustment date of PBOC benchmark interest rate;

× Adjustment on the basis of the adjustment date of PBOC benchmark interest rate;

× Fixed interest rate (no adjustment to the interest rate);

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× Other (specific date): N/A .

× 2) Upon each disbursement of the loan hereunder, the interest rate shall be the loan prime rate (LPR) of Shanghai Pudong Development Bank ("SPDB") for   /      (term) issued by the Lender on the disbursement date ×+   ×- (×   /     BPS ×   /     %). (The LPR of SPDB issued by the Lender shall be the annual rate, which is available at the Lender’s official website www.spdb.com.cn.)

If the Lender adjusts the LPR of SPDB within the loan term after each disbursement of the loan hereunder, the loan interest rate shall be adjusted in the following way (please insert a check mark (✓) in the box before the selected item and a cross mark (✗) in the box before the unselected items):

× Adjustment on the basis of the interest settlement date—the adjusted interest rate shall apply from the day after the interest settlement date;

× Adjustment on an annualized basis—the adjusted interest rate shall apply from January 1 of each year following the adjustment date of the LPR of SPDB;

× Adjustment on a quarterly basis—the adjusted interest rate shall apply from the × day of the last month of each quarter;

× Adjustment on a monthly basis—the adjusted interest rate shall apply from the × day of each month;

× Adjustment on the basis of the adjustment date of the LPR of SPDB;

√ Fixed interest rate (no adjustment to the interest rate);

× Other (specific date): N/A .

√ (2) Foreign currency loan interest rate:

Upon each disbursement of the loan hereunder, the interest rate shall be the
6 months (year/month/week) LIBOR (LIBOR/HIBOR/SIBOR) issued by the Lender on the disbursement date plus 148 BPS.

After each disbursement of the loan hereunder, the loan interest rate shall be adjusted in the following way (please insert a check mark (✓) in the box before the selected item and a cross mark (✗) in the box before the unselected items):

× From each disbursement date of the loan hereunder, the interest rate shall be adjusted every (1/3/6/12) month(s) according to the latest foreign currency interest rate over the same period issued on the corresponding date;

√ Fixed interest rate (no adjustment to the interest rate);

6.	The interest of the loan hereunder shall be settled in the following way (please insert a check mark (✓) in the box before the selected item and a cross mark (✗) in the box before the unselected items):

× Settlement on a monthly basis—the settlement date is the twentieth (20th) day of each month;

√Settlement on a quarterly basis—the settlement date is the twentieth (20th) day of last month of each quarter;

× Other: N/A .

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The interest shall be paid together with the principal of the loan hereunder at the time of repayment.

7.	The penalty interest rate hereunder is:

(1)	The penalty interest rate for the overdue loan hereunder shall be the applicable loan interest rate on the date the penalty interest is triggered plus 20%.

(2)	The penalty interest rate for the loan used for any purpose other than those set forth herein shall be the applicable loan interest rate on the date the penalty interest is triggered plus 50%.

8.	The withdrawal period of the loan hereunder is from 05/08/2019 (MM/DD/YY) to 06/07/2019 (MM/DD/YY). The first withdrawal shall be made before 06/07/2019 (MM/DD/YY).

9.	The withdrawal plan of the loan hereunder is as follows (please insert a check mark (✓) in the box before the selected item and a cross mark (✗) in the box before the unselected item):

√ The withdrawal plan is shown as follows:

No.	Withdrawal Date	Withdrawal Amount
1	05/08/2019 (MM/DD/YY)	USD 2,000,000(amount in words)
2	______ (MM/DD/YY)	(amount in words)
3	______ (MM/DD/YY)	(amount in words)
4	______ (MM/DD/YY)	(amount in words)
5	______(MM/DD/YY)	(amount in words)
6	______(MM/DD/YY)	(amount in words)

×Other agreements on the withdrawal plan:

______________________________

______________________________________________

10.	The repayment plan of the loan hereunder is as follows (please insert a check mark (✓) in the box before the selected item and a cross mark (x) in the box before the unselected item):

√ The repayment plan is shown as follows:

No.	Repayment Date	Repayment Amount
1	11/07/2019 (MM/DD/YY)	USD2,000,000 (amount in words)
R	______(MM/DD/YY)	(amount in words)
3	______(MM/DD/YY)	(amount in words)
4	______(MM/DD/YY)	(amount in words)
5	______(MM/DD/YY)	(amount in words)
6	______(MM/DD/YY)	(amount in words)

×Other agreements on the repayment plan:

___________________________

__________________________________________

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11.	Liquidated damages for early repayment of the loan: equal to 0.00% of the total early repayment amount or USD (currency) 0 only.

12.	The principal of the loan repaid early shall not be less than USD (currency) 1,000,000 only.

13.	Account opening (in case of repayment in RMB, please insert a check mark (✓) in the box before the selected item; in case of repayment in a foreign currency, please select the special account mode, and insert a cross mark (x) in the box before the unselected item):

× Non-special account mode:

(1)	Information of the general settlement account opened by the Borrower with the Lender is as follows:

Bank of Deposit:__________________

Account Name:___________________

Account No.:____________________

(2)	Information of the capital collection account opened by the Borrower with the Lender is as follows:

Bank of Deposit:__________________

Account Name:___________________

Account No.:______________________

√ Special account mode:

(1)	Information of the special account for working capital loans opened by the Borrower with the Lender is as follows:

Bank of Deposit: Shanghai Pudong Development Bank Co., Ltd. Ningbo Beilun Branch

Account Name: GLOBAL Technology Inc.

Account No.: [******************]

(2)	Information of the general settlement account opened by the Borrower with the Lender is as follows:

Bank of Deposit: Shanghai Pudong Development Bank Co., Ltd. Ningbo Beilun Branch

Account Name: GLOBAL Technology Inc.

Account No.: [*********************]

(3)	Information of the capital collection account opened by the Borrower with the Lender is as follows:

Bank of Deposit: Shanghai Pudong Development Bank Co., Ltd. Ningbo Beilun Branch

Account Name: GLOBAL Technology Inc.

Account No.: [*********************]

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14.	Entrusted payment by the Lender: When the payee is clear and the amount of a single payment using the loan hereunder exceeds (currency and amount) RMB 10,000,000 , the mode of entrusted payment by the Lender shall be adopted.

15.	The security providers that provide security for the debts hereunder and the security contracts include but are not limited to:

× Guarantor / Guarantee Contract [No. / ];
× Mortgagor / Mortgage Contract [No. / ];
× Pledger / Pledge Contract [No. / ];
× Other security / .

16.	Treatment of Default

Liquidated damages: equal to 0 (in words) percent of the principal of the loan or

0                                    ..

17.	Annexes attached to this Contract include:

(1) Withdrawal Application Form.

(2) Payment Application Form.

18.	Other matters agreed upon by the parties.

The Parties agree that this credit facility shall be granted by SPDB Ningbo Branch and any branches affiliated to it; In case of any disputes arising out of or in connection with this Contract, either party may file a lawsuit with a people’s court at the signing place of this Contract, which is 399 Minshan Road, Xinqi, Beilun District, Ningbo City, Zhejiang Province.

19.	This Contract is made in Three copies, One for the Borrower, Two for the Lender, all of which shall have equal legal effect.

(End of Part I)

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Part II General Terms and Conditions

Article 1 Loan

1.	The Borrower irrevocably agrees and acknowledges that the Lender may adjust or add the conditions for disbursement of the loan due to any changes in laws, regulations, and policies, or due to restrictions by the government's macro-monetary policies or financial regulatory policies, or based on market conditions, capital positions and financial costs, its business needs, and the Borrower's performance capability or financial condition, or suspend, reduce, or cancel the disbursement of the loan due to any other major changes and notify the Borrower of the same.

2.	The Borrower shall use the loan hereunder for the purposes as agreed herein, and shall not use the loan to invest in fixed assets, equity, etc., nor shall it use the loan for areas or purposes where production or operation has been expressly prohibited by the state or other activities that do not comply with the purposes of working capital loans.

Article 2 Interest Rate and Interest Calculation Method

1.	Unless otherwise specified herein, the interest on the loan hereunder shall be calculated and collected from the date of disbursement of the loan by the Lender according to the actual withdrawal amount and the days of use of the loan. The days of use of the loan include the first day and exclude the last day. Daily interest rate = monthly interest rate/30, monthly interest rate = annual interest rate/12.

2.	The Lender shall be entitled to calculate and collect the penalty interest on the Borrower's outstanding principal matured (for the purpose of this Contract, the "maturity" includes the accelerated maturity as declared by the Lender) according to the overdue interest rate as specified herein and the actual days past due from the date when such principal becomes overdue.

3.	If the Borrower fails to use the loan for the agreed purposes, the Lender shall be entitled to calculate and collect the penalty interest on the loan used in breach of this Contract according to the penalty interest rate for the loan used for any purposes other than those set forth herein and the actual days of use of the loan in breach of this Contract from the date when the Borrower breaches this Contract, until the Borrower pays off the principal and interest of the loan.

4.	For the interest (including normal interest, penalty interest on the overdue loan, and penalty interest on the loan used for any purposes other than those set forth herein) that the Borrower cannot pay on time, the compound interest shall be calculated and collected according to the penalty interest rate for the overdue loan and the actual days past due from the date when the interest becomes overdue.

5.	Interest rate liberalization or market paralysis

(1)	If the loan interest rate as agreed herein is a certain percentage higher or lower than the annual benchmark interest rate for loans over the same period as that set forth herein issued by the PBOC on each disbursement date of the loan hereunder, and the PBOC implements an RMB loan interest rate liberalization policy after the disbursement of the loan hereunder, the Borrower shall negotiate with the Lender to determine the interest rate standard. If the parties fail to reach an agreement within five (5) business days after the commencement of the negotiation, the Borrower shall pay off all principal and interest of the loan within thirty (30) business days from the date when the parties fail to reach an agreement. (This item applies to RMB loan interest rate)

(2)	After the disbursement of the loan hereunder, if no applicable LIBOR/HIBOR/SIBOR is available on the quotation day for the relevant interest period, the Borrower shall negotiate with the Lender to determine an alternative interest rate. If the parties fail to reach an agreement within five (5) business days after the commencement of the negotiation, the Borrower shall pay off all principal and interest of the loan within thirty (30) business days from the date when the parties fail to reach an agreement. (This item applies to foreign currency loan interest rate)

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Article 3 Withdrawal

1.	The Borrower shall meet the following conditions prior to the first withdrawal:

(1)	The Borrower has submitted a Withdrawal Application Form (see Annex 1 or Annex 2 for the format) according to the time and method as agreed herein and has completed a Borrowing (Lending) Voucher and other relevant documents;

(2)	This Contract and the relevant security contract (if any) have been executed and remain valid, and the security right has been validly created;

(3)	The Borrower has submitted its currently valid business license and articles of association, and the financial statements in the recent period preceding the withdrawal date (including but not limited to the financial statements for the previous year which has been audited by certified public accountants and the financial statements for the current period);

(4)	The Borrower has submitted a loan resolution made by the Borrower's board of directors/shareholders' meeting or any other equivalent body, a power of attorney for the authorized representative issued by the legal representative, and the original specimen signatures of the legal representative and authorized representative;

(5)	The Borrower has opened relevant accounts with the Lender as required by the Lender;

(6)	The Borrower has performed the obligations hereunder, and commits no default as specified herein; and

(7)	Other documents or conditions required by the Lender.

2.	The Borrower shall meet the following conditions prior to each withdrawal except the first withdrawal:

(1)	The Borrower has submitted a Withdrawal Application Form (see Annex 1 or Annex 2 for the format) according to the time and method as agreed herein and has completed a Borrowing (Lending) Voucher and other relevant documents;

(2)	The representations and warranties made by the Borrower hereunder remain valid;

(3)	The Borrower has performed the obligations hereunder, and commits no default as specified herein; and

(4)	Other documents or conditions required by the Lender.

3.	Withdrawal

(1)	The Borrower shall withdraw the money in one lump sum or installments according to the withdrawal plan as agreed herein, and submit a Withdrawal Application Form (see Annex 1 or Annex 2 for the format) to the Lender three (3) business days prior to each withdrawal date for the withdrawal procedures to be performed.

(2)	Where the Borrower intends to postpone or otherwise change the withdrawal date, it shall obtain consent from the Lender three (3) business days prior to the withdrawal date, and the Lender may request the Borrower to pay the interest loss (interest loss = interest accrued in the postponed period - interest on demand deposits over the same period) incurred by the Lender therefrom;

(3)	Where the Borrower requests to cancel all or part of the loan that has not been withdrawn, it shall submit an application to the Lender three (3) business days prior to the specified withdrawal date or expiration date of the withdrawal period, and may do so after obtaining consent from the Lender;

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(4)	Where the Borrower neither performs the withdrawal procedures nor applies for the withdrawal on the withdrawal date or during the withdrawal period as specified herein to be postponed, the Lender may cancel the loan that has not been withdrawn;

(5)	The Lender may exempt the Borrower from one or more of the aforementioned conditions, without prejudice to any rights to which the Lender is entitled hereunder.

Article 4 Account Opening and Management

1.	When signing this Contract, the Borrower shall have opened a general settlement account and a capital collection account (see Part I hereof) with the Lender, as well as a special account for working capital loans (if any) as agreed upon by the parties. The Borrower agrees to the Lender's monitoring the aforementioned accounts.

2.	Where the Borrower fails to open a special account for working capital loans, the general settlement account shall be used for accounting of the disbursement and payment of the loan capital applied for by the Borrower to the Lender.

Where the Borrower opens a special account for working capital loans, the special account for working capital loans shall be used for accounting of the disbursement and payment of the loan capital applied for by the Borrower to the Lender, and the interest on the capital in the account shall accrue at a demand deposit interest rate. The Borrower agrees that, in addition to the Borrower’s seal impression for the special account for working capital loans, the Lender's seal impression for supervision of working capital loans is also required for such special account. The Borrower shall not change the seal impression for the special account for working capital loans without the Lender's written consent.

3.	The Borrower acknowledges that the capital collection account serves as the income account and repayment reserve account hereunder. The Borrower's income cash flows or overall cash flows shall be credited to the capital collection account.

The Borrower warrants that, on each repayment date of principal and interest and within three (3) days prior to the repayment date, the balance of the Borrower’s repayment reserve account shall not be less than the repayment of principal and interest due in the current period. The Borrower agrees that, on each repayment date of principal and interest and within three (3) days prior to the repayment date, the Lender shall have the right to restrict or reject the Borrower's external payments that will result in the balance of the repayment reserve account being less than the repayment of principal and interest due in the current period, to ensure that the balance of the repayment reserve account is enough to cover the repayment of principal and interest due in the current period.

The Lender shall have the right to monitor the capital collection account. When the cash flows in the capital collection account are abnormal, the Lender shall have the right to identify the reason with the Borrower and take corresponding actions.

Article 5 Payment Supervision

1.	The Borrower agrees that the Lender shall have the right to manage and control payments with the loan amount through the entrusted payment by the Lender and/or direct payment by the Borrower, to supervise the use of the loan for the purposes as specified herein.

Entrusted payment by the Lender means that the Lender, according to the Borrower's withdrawal application and payment entrustment, pays the loan amount, through the Borrower's account, to the counterparty of the Borrower in a transaction that meets the purposes as specified herein.

Direct payment by the Borrower means that, after the Lender disburses the loan amount to the Borrower's account according to the Borrower's withdrawal application, the Borrower pays the loan amount to the counterparty in a transaction that meets the purposes as specified herein.

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2.	The Borrower agrees that if the Borrower with an average credit standing establishes a new credit business relationship with the Lender, or if the payee is specific and the amount of a single payment with the loan amount exceeds the amount as specified herein (see Part I hereof), or under any other circumstances determined by the Lender, the mode of entrusted payment by the Lender shall be adopted.

Under the mode of entrusted payment by the Lender, the Lender shall have the right to examine, according to the purposes of the loan as specified herein, whether the payee, payment amount and other information indicated on the Payment Application Form provided by the Borrower are consistent with the relevant business contract and other supporting materials. If the Lender approves such application after examination, it will pay the loan amount to the Borrower's counterparty through the Borrower's account.

3.	When applying to the Lender for an external payment with the loan amount, the Borrower shall submit supporting materials that meet the Lender's requirements, including but not limited to:

(1)	a document proving that the purpose of payment complies with the purposes as specified herein;

(2)	a business contract and a written document truthfully reflecting the Borrower's payment obligation; or charging policies and standards approved by the competent authority in case of necessary payment without signing a contract;

(3)	the corresponding invoice or receipt (if such invoice or receipt cannot be obtained at the time of payment, the Borrower shall promptly provide the same after completion of payment);

(4)	a legal and valid payment voucher; and

(5)	other documents required by the Lender.

4.	Where the Borrower fails to open a special account for working capital loans, it shall, three (3) business days prior to the proposed withdrawal date, submit a Withdrawal Application Form (see Annex 1 for the format) to the Lender in which the payment mode, i.e., the entrusted payment by the Lender or the direct payment by the Borrower will be identified. The Borrower acknowledges that the Lender shall have the right to examine whether the relevant materials provided by the Borrower conform to the payment conditions as specified herein, and to determine the payment mode for the loan hereunder.

Where the Borrower opens a special account for working capital loans, under the mode of entrusted payment by the Lender, the Borrower shall, three (3) business days prior to the payment date, submit a Payment Application Form (see Annex 3 for the format) affixed with the Borrower’s seal impression for the special account for working capital loans, and the Lender shall have the right to examine whether the relevant materials provided by the Borrower conform to the payment conditions as specified herein. If the Lender approves such application after examination, it shall make external payment after affixing the seal impression for supervision of working capital loans to the payment voucher. Under the mode of direct payment by the Borrower, the Borrower shall submit a Payment Application Form (see Annex 3 for the format) and relevant materials to the Lender three (3) business days in advance, and the Lender shall have the right to examine whether the relevant materials provided by the Borrower conform to the conditions as specified herein. If the Lender approves such application after examination, the Borrower shall fill in a payment voucher (the amount indicated on each cumulative payment voucher shall not exceed the amount of entrusted payment by the Lender as specified herein). After examination, the Lender shall affix the seal impression for supervision of working capital loans to the cumulative payment voucher and transfer the corresponding amount to the Borrower's general settlement account.

5.	Under the mode of direct payment by the Borrower, the Borrower shall submit a summary report on direct payments with the loan amount to the Lender on a monthly basis. The Lender shall have the right to verify whether the payments by the Borrower with the loan amount conform to the agreed purposes and payment mode through account analysis, voucher examination, on-site investigation, etc.

6.	The Borrower acknowledges that it shall pay the Lender the remittance charges incurred from payments with the loan amount. The Lender shall have the right to directly deduct the actual amount of the remittance charges at the time of incurrence.

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7.	In the process of disbursement and payment of the loan hereunder, where the Borrower falls under any of the following circumstances, the Lender shall have the right to add withdrawal conditions and payment conditions for the Borrower, or change the payment mode for the loan and stop the disbursement and payment of the loan amount:

(1)	The Borrower's credit standing declines;

(2)	The profitability of the Borrower's main business is weak; or

(3)	The use of the loan amount is abnormal.

Article 6 Repayment

1.	The Borrower shall repay the principal and interest of the loan and related expenses in full and on time according to the repayment plan as specified herein. The Borrower hereby irrevocably authorizes the Lender to deduct the aforementioned amount from its accounts opened with the Lender on the loan maturity date or when the conditions as specified herein are met to repay the creditor's rights of the Lender.

2.	Where the Borrow intends to repay the loan early, it shall submit a written application to the Lender ten (10) business days prior to the estimated repayment date and obtain written consent from the Lender. Where the Borrower fails to obtain prior written consent from the Lender, it shall still repay the principal and interest of the loan according to the term and interest rate as specified herein.

Any early repayment upon consent by the Lender shall be construed as accelerated maturity of the loan. In such case, the Lender shall also have the right to request the Borrower to pay certain liquidated damages as agreed herein (see Part I hereof).

In case of early repayment, the interest shall be calculated according to the actual days of use of the loan by the Borrower, and be paid together with the principal. The amount of early repayment shall not be less than the amount as specified in Part I hereof. The principal repaid by the Borrower shall offset against the principal of the loan in reverse order listed in the repayment plan.

3.	Where the Borrower cannot repay the loan as scheduled for any legitimate reason, it shall apply to the Lender for extension of the term of the loan thirty (30) business days prior to the repayment date as specified herein, and prepare necessary materials to allow for the relevant extension procedures. Where the loan hereunder is secured by guarantee, mortgage, or pledge, the guarantor, mortgagor, or pledger shall also issue a written certificate of consent. The Lender may determine whether to agree to such extension at its sole discretion. Where the Borrower fails to apply for extension or its application is rejected by the Lender, its loan shall be deemed as an overdue loan from the day after the maturity date.

4.	The Borrower shall not withdraw any loan amount that has been repaid according to the terms and conditions specified herein.

Article 7 Representations and Warranties

The Borrower hereby makes the following representations and warranties to the Lender. Such representations and warranties shall be made at the time this Contract becomes effective and remain valid within the term of this Contract.

1.	The Borrower is an enterprise (institution) legal entity or other organization incorporated under applicable laws and having independent legal person qualification, complete financial system, and solvency, and it has the right to sign and perform this Contract according to laws.

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2.	The Borrower has the right to sign this Contract, and has obtained all necessary authorizations and approvals from the shareholders' meeting, the board of directors, or any other authority to sign this Contract and perform its obligations hereunder. All terms and conditions contained herein reflect a true expression of the Borrower's intent and are legally binding upon the Borrower.

3.	Entering into and performing this Contract does not violate the laws binding upon the Borrower (the laws hereunder shall include the laws, regulations, rules, local regulations, judicial interpretations, etc. binding upon the Borrower), or the relevant documents, judgments, and verdicts of the competent authorities, nor does it conflict with the Borrower's articles of association or any contracts or agreements to which it serves as a party or any other obligations binding upon it.

4.	The Borrower warrants that all financial statements (if any) it issues comply with the provisions of applicable laws, and such financial statements have truthfully, completely, and justly reflected the financial condition of the Borrower.

5.	The Borrower warrants that it will abide by the good faith principle during the execution and performance of this Contract, and all materials, documents, and information of the Borrower and its security providers (including but not limited to business license, project approval document, feasibility study report, self-raised capital availability certificate, and financial statements) are true, valid, accurate, and complete without any concealed information or omissions.

6.	The Borrower warrants that it will complete necessary recordation, registration, or other procedures to make this Contract valid and legally performed.

7.	There is no material adverse change in the Borrower's operating condition and financial condition since the issuance of the latest audited financial statements.

8.	The Borrower warrants that it will strictly observe legal provisions in business activities, carry out various business in strict accordance with the business scope specified in the Borrower's business license or approved according to law, go through the procedures for annual registration renewal on time, and produce products and operate business in a legal and compliant manner; and that it has the ability to be a going concern and has legal sources of repayment.

9.	The Borrower warrants that it will not waive any creditor's rights due, nor will it dispose of its existing main assets free of charge or in any other inappropriate way.

10.	The Borrower has disclosed to the Lender the facts and conditions (including but not limited to the operating condition, financial condition, and external security) that it knows or should know and is critical for the Lender to determine whether to grant the loan hereunder.

11.	The Borrower warrants that its credit standing is good and has no major bad records.

12.	The Borrower warrants that there is no other situation or event that causes or may cause any material adverse effect on the Borrower's ability to perform this Contract.

Article 8 Agreed Matters

The Borrower and the Lender agree as follows:

1.	The Borrower warrants that it will operate its business according to laws and use the loan only for the purposes as specifies herein. The Borrower shall provide the financial and accounting information including the monthly and annual financial statements on a regular basis according to the Lender's requirements, and actively cooperate with the Lender to supervise the Borrower's use of the loan and its operating condition. The Lender may inspect and supervise the use of the loan in any way and at any time.

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2.	The Borrower shall repay the principal and interest rate of the loan hereunder according to the time, amount, currency, and interest rate as specified in this Contract, the application form, and the Borrowing (Lending) Voucher.

3.	The Borrower warrants that once any event that is enough to cause a material adverse effect on any security provider's financial condition or ability to perform the security obligation occurs or will occur, the Borrower will promptly provide new securities recognized by the Lender.

4.	The Borrower undertakes that, without the written consent of the Lender, the Borrower shall not:

(1)	transfer (including forms of sale, gift, debt payment, and exchange), mortgage, pledge, or otherwise dispose of all or part of its major assets;

(2)	commit contracting, joint operation, major external investments, shareholding reform, combination (merger), joint venture (cooperation), spin-off, equity transfer, substantial increase in debt financing, establishment of subsidiaries, transfer of property rights, capital reduction, suspension of business, dissolution, filing for bankruptcy, or restructuring, or any other acts that will result in the Borrower’s ability to repay the loan under this Contract being affected;

(3)	provide any security that is enough to cause a material adverse effect on its financial condition or its ability to perform the obligations hereunder for any third party;

(4)	pay off other long-term debts in advance, which may have a material adverse effect on the Borrower's ability to perform its obligations hereunder;

(5)	sign any contract/agreement that has a material adverse effect on the Borrower's ability to perform its obligations hereunder, or assume relevant obligations that have such effect.

5.	The Borrower undertakes that, if any of the following events occurs, the Borrower will immediately notify the Lender on the date of occurrence of such event, and serve the original notice (with official seal) to the Lender within five (5) business days from the date of occurrence of such event:

(1)	The representations and warranties made by the Borrower hereunder become untrue, inaccurate, or invalid due to occurrence of any event;

(2)	The Borrower or its controlling shareholder, actual controller or related persons are involved in any lawsuit or arbitration, or its assets are detained, seized, frozen, subject to court’s order or other measures with the same effect, or its legal representative/principal is involved in any lawsuit, arbitration, or other actions;

(3)	There is any change in the Borrower's legal representative or authorized representative, principal, chief financial officer, mailing address, company name, office address, etc.;

(4)	The Borrower is subject to restructuring or bankruptcy proceedings petitioned by any other creditor or is canceled by the competent authority;

(5)	Any other major adverse event that is enough to affect the Borrower's solvency occurs.

6.	The Borrower warrants that it will not prioritize the repayment of other debts in violation of the normal repayment order, and it does not and will not sign any contract or agreement that will place the loan hereunder in a subordinate position.

7.	The Borrower shall repay the principal and interest of the loan hereunder in the same currency as far as possible. If the Borrower repays the debts in a different currency, it shall exchange or authorize the Lender to exchange the money in a different currency into the currency of the loan hereunder in the way specified in "Deduction" hereof to pay off the outstanding principal and interest, and bear the charges incurred therefrom. If the security provider repays the debts in a different currency for the Borrower, the provision of "Deduction" specified in the security contract shall be followed, with the Borrower bearing the charges arising therefrom.

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8.	Under a specific circumstance or in case of a specific change, the Borrower shall promptly provide another security recognized by the Lender according to the Lender's requirements. Such specific circumstance or specific change shall include but not be limited to: The security provider suspends production, closes business, dissolves, suspends business for rectification, has its business license revoked or canceled, applies for or subject to restructuring or bankruptcy petitioned by any other third party, or there is any major change in its business or financial condition, or the security provider or its legal representative, directors, supervisors, or main business management personnel are involved in any major litigation or arbitration case, or the value of the collateral is or may be decreased or the collateral is seized or subject to other property preservation measures, or the security provider commits a breach of the security contract or requests the dissolution of the security contract.

9.	The Lender shall have the right to conduct on-site and off-site due diligence on the Borrower and post-loan inspection on the Borrower's operating condition, financial condition, external security, use of the loan amount, repayment, etc. The Borrower shall be obliged to actively cooperate with the Lender on loan payment management, post-loan management, and relevant inspections.

10.	The Lender shall have the right to accelerate the maturity of the loan hereunder according to the collection status of the Borrower’s capital.

11.	Special provisions on group client (applicable to group clients).

If the Borrower is a group client, the Borrower hereby undertakes:

(1)	The Borrower shall promptly report any affiliated transaction accounting for more than 10% of the actual credit receiver's net assets, including ① the affiliation between the parties to the transaction; ② the profile and nature of the transaction ③ the transaction amount and its percentage to net assets; and ④ pricing policy (including transactions with no amounts or nominal amounts involved).

(2)	Under any of the following circumstances, the Borrower shall be deemed to be in breach of this Contract, and the Lender shall have the right to unilaterally determine to cancel the credit that has not been used by the client, and recover part or all of the credit that has been used or require the client to make up the deficiency of the security deposit: ① The actual credit receiver provides false information or conceals important facts about its business and financial conditions; ② The actual credit receiver changes the original purpose of the credit without the prior consent of the Lender, or uses the credit for illegal or rule-breaking transactions; ③ The actual credit receiver obtains the capital or credit from the Lender by discounting or pledging the notes receivable, account receivables, or other creditor's rights which are forged and not trade-related by using fraudulent contracts with the affiliated parties; ④ The actual credit receiver refuses to accept supervision and inspection by the Lender on the use of the credit capital and related business and financial activities; ⑤ The actual credit receiver is under major merger, acquisition, or restructuring, which is considered by the Lender to have potential impact on the credit security; and ⑥The actual credit receiver intends to evade repayment of loan through affiliated transactions.

12.	The Borrower agrees and irrevocably authorizes that, subject to the compliance with the Regulation on the Administration of Credit Investigation Industry and the prohibitive provisions of the relevant laws and regulations, the Lender shall, in accordance with the collection requirements of the basic financial credit information database established by the state, have the right to provide the information on all contracts/agreements/commitments signed between the Borrower and the Lender, including the information on the performance of all such contracts/agreements/commitments, and the basic enterprise information and other information provided by the Borrower to the basic financial credit information database for query and use by qualified entities; and the Lender shall also have the right to query and use the Borrower's credit information that has been included in the basic financial credit information database. Such authorization shall cover all aspects of the necessary management conducted by the Lender to the business hereunder before and after this Contract becomes effective, and shall become null and void upon the termination or expiration of this Contract.

13.	The Borrower hereby acknowledges that it has been fully understanding and made aware of the Lender's opposition to the practice that its employees seek any form of interests by taking advantage of their positions, and undertakes that it will avoid the occurrence of such circumstance based on the principles of integrity and fairness, and will not privately provide any form of kickbacks, cash gifts, securities, valuables, rewards, reimbursement of private costs, private tours, upscale entertainment, or other improper interests to the employees of the Lender.

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Article 9 Provisions on Deduction

1.	The Borrower hereby agrees that, when any debt related to the loan hereunder is due and payable, the Lender shall have the right to directly deduct money from the repayment reserve account opened by the Borrower with Shanghai Pudong Development Bank Co., Ltd. to repay such debt. If the money in the repayment reserve account is insufficient to pay off the debt, the Lender shall have the right to deduct the insufficient portion from any other bank account opened by the Borrower with the branches of Shanghai Pudong Development Bank Co., Ltd.

2.	The Lender shall have the right to use the money to pay off the principal and interest of the loan or other expenses. If there are several outstanding creditor's rights due simultaneously, the Lender may determine the liquidation order of the creditor's rights.

3.	Where the currency of the money deducted hereunder is inconsistent with that of the debts to be paid off, the following provisions shall apply:

(1)	If the loan is RMB-denominated, the money deducted hereunder shall be converted into RMB at the applicable buying price for spot exchange issued by the Lender on the deduction date before it is used to pay off the principal and interest of the loan.

(2)	If the loan is non-RMB-denominated, and the currency of the money deducted hereunder is RMB, the money deducted hereunder shall be converted into the currency in which the loan is denominated at the applicable selling price for spot exchange issued by the Lender on the deduction date before it is used to pay off the principal and interest of the loan.

(3)	If the currency in which the loan is denominated and the currency of the money deducted hereunder are non-RMB and different, the money deducted hereunder shall first be converted into RMB at the applicable buying price for spot exchange issued by the Lender on the deduction date and then the money converted into RMB shall be converted into the currency in which the loan is denominated at the applicable selling price for spot exchange issued by the Lender on the deduction date before it is used to pay off the principal and interest of the loan.

Article 10 Certificate of Creditor's Rights

The Lender shall maintain accounts related to the business activities hereunder in its accounting books in accordance with its business operating practices, to prove the loan amount granted by the Lender. The Borrower acknowledges that the valid vouchers of the creditor's rights hereunder shall be subject to the accounting vouchers issued and recorded by the Lender according to its business regulations or other valid supporting materials.

Article 11 Notice and Service

1.	Any notice from either party to the other party shall be sent to the address as set forth herein, until the other party notifies the sender in writing of the changed address. Any notice sent according to the aforementioned address shall be deemed to have been served on the seventh (7th) business day after being sent by registered mail to the address as set forth herein; or on the date when the recipient signs to acknowledge the receipt if sent by personal delivery.

2.	The Borrower agrees that any court summons and notice sent with respect to any lawsuit filed against the Borrower shall be deemed to have been served after being sent to its principal business address as set forth herein. Any change to the aforementioned address shall not take effect unless a notice of the same has been given to the Lender in advance.

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Article 12 Event of Default and Treatment

1.	Event of Default

Any of the following events shall constitute a default on the part of the Borrower:

(1)	Any representations and undertakings made by the Borrower hereunder, or any notice, authorization, approval, consent, certificate, and other documents provided by the Borrower in connection with this Contract are inaccurate or misleading at the time of being made, or are proved to be inaccurate or misleading, or are proved to be void or canceled or have no legal effect.

(2)	The Borrower commits any breach of the “other matters agreed upon by the parties”, if any, in Part I hereof or any agreed matter in Article 8 of Part II hereof.

(3)	The Borrower commits any major cross default event, including but not limited to breaches of other loan contracts/agreements entered into by the Borrower; or default in repayment of any outstanding debts matured under other loan contracts/agreements entered into by the Borrower.

(4)	The Borrower's investor withdraws capital, transfers assets, or transfers the equity without permission.

(5)	The security provider has lost or will lose the ability to provide security for the loan, or breaches the security document it signs.

(6)	The Borrower suspends business, suspends production, closes business, suspends business for rectification, is reorganized, liquidated, placed in receivership or conservatorship, or dissolved, or has its business license revoked or canceled, or goes bankrupt;

(7)	The financial condition of the Borrower or the security provider deteriorates, or they encounter great difficulties in operations, or an event or situation which has an adverse effect on their normal operations, financial conditions, or solvency occurs.

(8)	The Borrower or its controlling shareholder, actual controller, or related persons are involved in any major lawsuit or arbitration, or its major assets are subject to seizure, attachment, freezing, enforcement, or other measures of the same effect, or its legal representative/principal, directors, supervisors, or senior managers are involved in any lawsuit, arbitration, or are subject to other enforcements actions that have an adverse effect on the Borrower's solvency.

(9)	The Borrower fails to pay off the principal and interest of the loan as scheduled or use the loan for the agreed purposes.

(10)	The Borrower fails to make payments with the loan amount in the agreed payment mode.

(11)	The documents and materials submitted by the Borrower to apply for the loan hereunder contain false or misleading information.

(12)	The Borrower does not conform to or exceeds the relevant financial indicators as specified herein.

(13)	The balance of the Borrower’s repayment reserve account is less than the repayment of principal and interest due in the current period on any repayment date of principal and interest hereunder and within three (3) days prior to the repayment date.

(14)	The movement of capital flows in the general settlement account/capital collection account is abnormal.

(15)	The Borrower commits any other breach of this Contract that is enough to prevent the normal performance of this Contract, or other acts that impair the legitimate interests of the Lender.

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2.	Treatment of Default

(1)	If one or more of the aforementioned events of default occurs, the Lender may take one or more of the following measures as the Lender deems appropriate:

① Request the Borrower to take remedial measures within a specified time limit;

② Cancel the loan that has not been used by the Borrower, and stop granting or making payments of the unused loan balance granted to the Borrower.

③ Declare the accelerated maturity of all or part of the loan principal granted hereunder, request immediate repayment of all or part of the loan and settlement of outstanding interest, and take recourse against the security provider or the Borrower with all necessary means.

④ Collect penalty interest on the overdue loan and the loan used for any purpose other than those set forth herein and collect the compound interest thereon.

⑤ Deduct relevant money from any bank account opened by the Borrower with the branches of the Shanghai Pudong Development Bank Co., Ltd.

⑥ Add loan granting conditions and payment conditions for the Borrower, or change the payment mode for the loan.

⑦ Request the Borrower to provide other securities recognized by the Lender.

⑧	Other necessary measures as stipulated by laws.

(2)	Apart from the aforementioned measures, the Lender may further hold the Borrower liable for breach and payment of liquidated damages (see Part I hereof for calculation of the liquidated damages). Where the liquidated damages are insufficient to cover losses incurred by the Lender therefrom, the Borrower shall indemnify the Lender for all resulting losses.

(3)	If the Borrower fails to pay off the principal and interest as scheduled, it shall also assume all expenses incurred by the Lender from the realization of creditor's rights and security rights including but not limited to debt collection costs, court costs, attorney fees, travel expenses, and other costs.

Article 13 Effectiveness, Modification, and Dissolution

1.	This Contract shall come into effect after it is signed (or stamped) by the Borrower's legal representative or authorization agent and affixed with its official seal, and signed (or stamped) by the Lender's legal representative (principal) or authorization agent and affixed with its official seal (or contract seal), and expire after all creditor's rights hereunder are paid off.

2.	Upon execution, neither party hereto shall modify or terminate this Contract early without the other party's consent. If this Contract needs to be modified or terminated, the parties shall reach a written agreement through negotiation.

Article 14 Other Provisions

1.	Definitions

(1)	For the purpose of this Contract, "all creditor's rights" refers to the principal and interest of the loan, liquidated damages, and other expenses incurred from the realization of the creditor’s rights.

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(2)	For the purpose of this Contract, "interest" refers to the interest, penalty interest, and compound interest.

(3)	For the purpose of this Contract, "business day" refers to any day on which the Lender is normally open for corporate business at its domicile, excluding Saturdays and Sundays (except those on which the Lender is open for business due to any adjustment of holidays) or other legal holidays.

2.	Governing Law

This Contract shall be governed by and construed in accordance with laws of the People’s Republic of China (for the purpose of this Contract, excluding laws of Hong Kong Special Administrative Region, Macao Special Administrative Region, and Taiwan).

3.	Settlement of Disputes

Any and all disputes arising out of or in connection with this Contract shall be settled by the parties through amicable negotiations. If no agreement is reached through negotiations, either party may file a lawsuit with a people's court at the locality of the Lender. In the course of dispute settlement, the parties shall continue to perform this Contract except for matters in dispute.

4.	Miscellaneous

(1)	For matters not referred to herein, the parties may enter into supplementary provisions in Part I hereof, or separately reach a written agreement as an annex hereto. Annexes hereto (see Part I hereof) shall be an integral part of this Contract and have the same legal effect as the main body of this Contract.

(2)	Within the term of this Contract, any inaction or delayed action by the Lender to any breach of this Contract or other behaviors of the Borrower shall not prejudice, affect, or limit any right or interest to which the Lender is entitled as the creditor in accordance with laws or this Contract, operate as the Lender's recognition of the Borrower's breach of this Contract, or be construed as the Lender's waiver of its right to take action against the current or future breach of this Contract by the Borrower.

(3)	The invalidity of any provision hereof shall not affect the validity of the remainder hereof. Where this Contract becomes invalid for any reason whatsoever, the Borrower shall still assume the responsibility to pay off all debts owed to the Lender hereunder. In such case, the Lender may immediately terminate this Contract and recover all debts owed by the Borrower hereunder.

(4)	The Lender may transfer all or part of its rights and/or obligations hereunder, and in such case, the assignee shall enjoy and/or assume the same rights and/or obligations to the Borrower that it shall enjoy or assume as a party hereto. The Borrower shall assume the responsibility to the assignee under this Contract after receiving a notice of transfer of the creditor's rights from the Lender.

(5)	Unless otherwise noted herein, the relevant terms and expressions used in the annexes hereto shall have the same meanings ascribed to them in this Contract.

(6)	Headings used herein are for convenience only, and shall not be used as the basis for interpretation of the content under such headings.

(The remainder of this page is intentionally left blank)

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(This page is intentionally left blank, only for signature)

This Contract is entered into between the following Borrower and Lender on May 08, 2019 (MM/DD/YY). The Borrower acknowledges that, at the time of signing this Contract, the parties have explained and discussed all terms and conditions contained herein in detail, and the parties have no doubts about all terms and conditions contained herein, and have an accurate understanding of the legal implications of the clauses concerning the parties' rights and obligations and the limitation and exclusion of liability.

Borrower (official seal)	Lender (official seal or contract seal)
Legal Representative or Authorized Agent (signature or seal)	Legal Representative/Principal or Authorized Agent (signature or seal)

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Annex 1:

Withdrawal Application Form under the Working Capital Loan Contract

(Applicable if no special account for working capital loans is opened)

No.:

Shanghai Pudong Development Bank Co., Ltd. Ningbo Branch,

WHEREAS, we signed a Working Capital Loan Contract (No.: [   /  ]) with the Bank on   /   (MM/DD/YY) (hereinafter referred to as the "Loan Contract"). In accordance with the withdrawal plan as specified in the Loan Contract, we plan to make the   /     withdrawal on   /     (MM/DD/YY), i.e.,   /     (currency)   /     only.

In accordance with the Loan Contract, such amount shall be paid to the general settlement account opened by the Borrower with Shanghai Pudong Development Bank Co., Ltd., with account name:   /     , and account number:   /     .

We hereby acknowledge that, as of the date when this application form is sent, we have not been involved in any event or situation that constitutes a default under the Loan Contract. We further acknowledge that we have represented, warranted, and undertaken as specified in the Loan Contract, and we have met all applicable conditions precedent as specified therein.

We hereby apply to you for making external payment with the loan amount withdrawn under the mode as set forth in item :

(I) Full entrusted payment by the Lender:

(1) We have submitted to the Bank the following relevant materials that conform to the provisions of the Loan Contract:

× Business contract and written documents related to the purpose of the loan that truthfully reflect the Borrower's payment obligation;

× The corresponding invoice or receipt (if such invoice or receipt cannot be obtained at the time of payment, the Borrower shall promptly provide the same after completion of payment);

× A legal and valid payment voucher;

× Other ________________

If the Bank approves the application after examination as agreed in the Loan Contract, the Bank shall remit the loan principal to the following account of the counterparty according to the following requirements on     /     (MM/DD/YY):

No.	Amount	Account Name	Bank of Deposit	Account No.
1	/	/	/	/

(II) Full direct payment by the Borrower:

We have submitted to the Bank the following relevant materials that conform to the provisions of the Loan Contract:

× Business contract and written documents related to the purpose of the loan that truthfully reflect the Borrower's payment obligation;

× Description of payment details: __________________;

× Other ________________

(III) Partial entrusted payment by the Lender and partial direct payment by the Borrower:

(1) In the loan principal withdrawn hereunder, the amount of entrusted payment by the Lender is: _______________________;

The amount of direct payment by the Borrower is: ________________________________;

(2) We have submitted to the Bank the following relevant materials that conform to the provisions of the Loan Contract:

× Business contract and written documents related to the purpose of the loan that truthfully reflect the Borrower's payment obligation;

× The corresponding invoice or receipt (if such invoice or receipt cannot be obtained at the time of payment, the Borrower shall promptly provide the same after completion of payment);

× A legal and valid payment voucher;

× Description of payment details;

× Other __________________

(3) If the Bank approves the application after examination as agreed in the Loan Contract, the Bank shall remit the amount of entrusted payment by the Lender in the loan principal withdrawn hereunder to the following account of the counterparty according to the following requirements on     /     (MM/DD/YY):

No.	Amount	Account Name	Bank of Deposit	Account No.
/	/	/	/	/

We hereby acknowledge that the payment mode for the above loan shall be subject to the examination and confirmation by the Bank, and the Bank has the right to examine and adjust the payment mode under the Loan Contract.

Your approval is highly appreciated.

Applicant: (official seal)

Legal Representative or Authorized Agent: (signature or seal)

(MM/DD/YY)

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Annex 2:

Withdrawal Application Form under the Working Capital Loan Contract

(Applicable if a special account for working capital loans is opened)

No.:

Shanghai Pudong Development Bank Co., Ltd. Ningbo Branch,

WHEREAS, we signed a Working Capital Loan Contract (No.: [************** ]) with the Bank on 05/08/2019 (MM/DD/YY) (hereinafter referred to as the "Loan Contract"). In accordance with the withdrawal plan as specified in the Loan Contract, we plan to make the first withdrawal on 05/08/2019 (MM/DD/YY), i.e., USD (currency) 2,000,000 only (in words).

In accordance with the Loan Contract, such amount shall be paid to the special account for working capital loans opened by the Borrower with Shanghai Pudong Development Bank Co., Ltd., with account name: Global Technology Inc, , and account number: ********************.

We hereby acknowledge that, as of the date when this application form is sent, we have not been involved in any event or situation that constitutes a default under the Loan Contract. We further acknowledge that we have undertaken as specified in the Loan Contract, and we have met all applicable conditions precedent as specified therein.

Your approval is highly appreciated.

Applicant: Global Technology,Inc. (official seal)

Legal Representative or Authorized Agent: Chih-Hsiang (Thompson) Lin

(Signature or seal)

(05/08/2019)

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Annex 3:

Payment Application Form

(Applicable if a special account for working capital loans is opened)

No.:

Shanghai Pudong Development Bank Co., Ltd. Ningbo Branch,

WHEREAS, we signed a Working Capital Loan Contract (No.: [**************]) with the Bank on 05/08/2019 (MM/DD/YY) (hereinafter referred to as the "Loan Contract"). In accordance with the provisions of the Loan Contract concerning the supervision on payments with the capital in the special account for working capital loans, we hereby apply to the Bank for making external payment with the loan amount from the special account for working capital loans according to the payment mode as set forth in item (II) :

(I) Entrusted payment by the Lender:

(1) We have submitted to the Bank the following relevant materials that conform to the provisions of the Loan Contract:

× Business contract and written documents related to the purpose of the loan that truthfully reflect the Borrower's payment obligation;

× The corresponding invoice or receipt (if such invoice or receipt cannot be obtained at the time of payment, the Borrower shall promptly provide the same after completion of payment);

× A legal and valid payment voucher;

×Other ____________________

(2) If the Bank approves the application after examination as agreed in the Loan Contract, the Bank shall remit the loan principal to the following account of the counterparty according to the following amount requirement on / (MM/DD/YY):

No.	Amount	Account Name	Bank of Deposit	Account No.
/	/	/	/	/

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(II) Direct payment by the Borrower:

(1) We have submitted to the Bank the following relevant materials that conform to the provisions of the Loan Contract:

☐	Business contract and written documents related to the purpose of the loan that truthfully reflect the Borrower's payment obligation;

☐	Other ___________________

Description of payment details:

	Payment Item (Purpose) Applied for	Payment Amount (RMB 10,000)	Payment Date
1
2
3
4
5
6
Total Amount:

(2) If the Bank approves the application after examination as agreed in the Loan Contract, the Bank shall remit the loan principal to our general settlement account opened with the Bank according to the above total amount.

Your approval is highly appreciated.

Applicant: Global Technology, Inc.

(Seal impression for the special account for working capital loans)

(05/08/2019)

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